UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2019

Mesa Air Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38626	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

410 North 44th Street, Suite 700
Phoenix, Arizona 85008
(Address of principal executive offices, and zip code)

(602) 685-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

Mesa Air Group, Inc., a Nevada corporation (the “Company”), held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 9, 2019. At the Annual Meeting, the Company’s shareholders voted on three proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed with the Securities and Exchange Commission on January 28, 2019. As of December 31, 2018, there were 23,902,903 shares of the Company’s common stock issued, outstanding and entitled to vote on the proposals presented at the Annual Meeting. The voting results for each of the proposals are set forth below.

1.Election of Directors. The Company’s shareholders elected, by the vote indicated below, the following seven persons as directors of the Company, each to serve as such for a one-year term, or until his or her respective successor is duly elected and qualified:

Director	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Jonathan G. Ornstein	16,847,960	142,324	–	3,211,521
G. Grant Lyon	14,125,876	2,861,408	–	3,211,521
Ellen N. Artist	16,973,830	13,454	–	3,211,521
Mitchell I. Gordon	16,972,738	14,546	–	3,211,521
Dana J. Lockhart	16,973,825	13,459	–	3,211,521
Spyridon Skiados	14,328,545	2,658,739	–	3,211,521
Harvey W. Schiller	14,124,461	2,862,823	–	3,211,521

2.Approval of the Mesa Air Group, Inc. 2019 Employee Stock Purchase Plan. The Company’s shareholders approved the Mesa Air Group, Inc. 2019 Employee Stock Purchase Plan by the vote indicated below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,973,101	11,810	2,373	3,211,521

3.Ratification of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm. The Company’s shareholders ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019, by the vote indicated below:

Votes For	Votes Against	Abstentions
20,131,244	46,322	21,239

No other proposals were submitted to a vote of the Company’s shareholders at the Annual Meeting.

Item 8.01	Other Events.

Establishment of Presiding Independent Director

On April 9, 2019, the Company’s board of directors (the “Board”) established the position of Presiding Independent Director (i.e., Lead Director) and appointed Harvey W. Schiller to serve in that capacity. Mr. Schiller has served on the Company’s Board since 2011, and currently serves as Chair of the Board’s Compensation Committee. The Presiding Independent Director will, among other things, organize and chair executive sessions of the independent directors serving on the Company’s Board, act as a liaison between the Company’s Chairman of the Board and the Board’s independent directors, and carry out such other responsibilities as defined by the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2019	MESA AIR GROUP, INC.

	By:	/s/ Brian S. Gillman
	Name:	Brian S. Gillman
	Title:	Executive Vice President and General Counsel